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                                                                   EXHIBIT 10.28

                  TRIGON INSURANCE COMPANY RETIREMENT PROGRAM

                           CLARIFYING AMENDMENT No. 4
                           --------------------------


  WHEREAS, Trigon Insurance Company (herein referred to as the "Employer") has maintained a non-contributory retirement program, known as the Trigon Insurance Company Retirement Program (herein referred to as the "Retirement Program") pursuant to the provisions of the National Retirement Program;

  WHEREAS, pursuant to Section 7.01 of the Retirement Program, the Employer has reserved the right to amend or modify the Retirement Program;

  WHEREAS, the Employer adopted an amendment on September 10, 1998, which became effective October 1, 1998, ("Cash Balance Amendment") to modify the Retirement Program to adopt a new cash balance account benefit formula for the Retirement Program, to provide for appropriate transition for Participants who previously participated in the Retirement Program, and to change the name of the Retirement Program to the Trigon Insurance Company Retirement Program;

  WHEREAS, the Employer subsequently adopted an amendment on September 30, 1998, to clarify the definition of "Earnings" in the Cash Balance Amendment ("Clarifying Amendment");

  WHEREAS, on December 31, 1998, certain amendments were made to the National Retirement Program provisions including an amendment relating to the definition of Actuarial Equivalent ("Actuarial Equivalent Amendment") and the definitions of Earnings and Employee ("Earnings/Employee Amendments");

  WHEREAS, on August 3, 1999 certain other features of the Cash Balance Amendment were clarified in order to provide a minimum pay credit amount for new Participants, to clarify the application of the basic pay credit formula, to ensure that certain Participants who are eligible for transition benefits and who commence benefits on or after attaining age 55 have access to the same reduction factors as are applicable to those Participants who are eligible for transition benefits and who commence benefits before attaining age 55, and to clarify the application of the Actuarial Equivalent Amendment ("Clarifying Amendment No. 2");

  WHEREAS, on November 18, 1999, an amendment was made to the National
Retirement Program provisions relating to suspension of benefits ("Suspension Amendment");
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  WHEREAS, on December 9, 1999, the Cash Balance Amendment was further clarified with regard to the determination of pay credits for Employees who previously performed services for the Employer as leased employees or performed services for the Employer in any other capacity which was not at the time recognized and treated by the Employer as an employee ("Clarifying Amendment No. 3");
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  NOW, THEREFORE, the Employer hereby amends the terms of the Retirement
Program, as modified by the Cash Balance Amendment, the Clarifying Amendment, the Actuarial Equivalent Amendment, the Earnings/Employee Amendment, Clarifying Amendment No. 2 and the Suspension Amendment, in the following respects:

1.  Section 4.01(a)(1) shall be clarified to read as follows:

"(1) The terms of the Program as in effect as of such date (except that effective January 1, 1989, a former Participant whose termination of Employment by the Employer is prior to January 1, 1989, but who is in the Employment of a Plan on or after January 1, 1989, must have only 5 Years of Vesting Service in order to obtain a Vested Benefit). Participants who are Employees of the Employer on or after October 1, 1998, will be entitled to a Vested Benefit to the extent provided in Section 4.04;"

2. This amendment shall take effect as if it were included in the Cash Balance Amendment.


                                 TRIGON INSURANCE COMPANY

                                 By:  ________________________
                                      Authorized Officer

_______________________          _____________________________
Attest                           Title

_______________________          _____________________________
Title                            Date



                                 APPROVED:

                                 NATIONAL EMPLOYEE
                                 BENEFITS COMMITTEE

                                 By:_________________________
                                    Assistant Secretary